SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 5, 2018

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 0-13322	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center

500 Virginia Street, East

Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On December 22, 2017, President Donald Trump signed into law H.R.1, formerly known as the Tax Cuts and Jobs Act of 2017 (the “Act”). The Act makes significant changes to U.S. corporate income tax laws including a decrease in the corporate income tax rate to 21% effective January 1, 2018. As a result, United Bankshares, Inc. (“United” or the “Company”) has concluded that this will cause the Company’s deferred tax assets and liabilities to be revalued. Based on a review and analysis of the Company’s net deferred tax assets as of September 30, 2017, it is expected that United’s net deferred tax assets will be reduced by approximately $38 to $42 million for the fourth quarter of 2017 based upon preliminary estimates.

United’s actual reduction in its net deferred tax assets may vary materially from the estimated range due to a number of uncertainties and factors, including the completion of United’s consolidated financial statements as of and for the year ending December 31, 2017. The Company’s revaluation of its net deferred tax assets is also subject to further clarification of the impact of the new law that cannot be reasonably estimated at this time.

United plans to release its fourth quarter and year of 2017 financial results before the market opens on Tuesday, January 30, 2018.

Forward-Looking Statements

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the Company’s expectations regarding certain effects of the new tax law, including a revaluation of the Company’s deferred tax assets and liabilities. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: interpretations and clarifications regarding the new tax law; actual changes in the value of the Company’s deferred tax assets and liabilities during the fourth quarter of 2017; and other factors identified in the Company’s Annual Report on Form 10-K and other periodic filings with the SEC. These forward-looking statements are made only as of the date of this Current Report, and the Company does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this document.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: January 5, 2018	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice
President and Chief Financial Officer